COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2021
Disclosure of contingent liabilities [abstract]
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

The following table summarizes the Company’s significant unrecognized commitments as of June 30, 2021:

	Less than one year	1 - 3 years	4 - 5 years	After 5 years (1)	Total
	$	$	$	$	$
Concession and annual mineral claim fees	414	1,365	1,518	-	3,297
Exploration Licenses - Silver City (to be paid in Shares)	341	501	-	-	842
Exploration Licenses - Silver City (to be paid in cash)	80	160	-	-	240
	835	2,026	1,518	-	4,379

(1)	Concession and claim fees continue until the relinquishment or expiration of the applicable concessions or claims.

Excluded above is an NSR royalty on the Platosa Mine as such payments vary period to period based on production results and commodity prices. The NSR bears a rate of either (a) 1.25% in respect of manto or mineralization other than skarn mineralization or (b) 0.50% in respect of skarn or “Source” mineralization. Payments are made in cash semi-annually.

Legal contingencies

The Company is defending various legal claims including one against a subsidiary of the Company which is party to an action by a claimant in respect of damages under a property agreement regarding the La Antigua mineral concession (“La Antigua”), a non-material mineral concession within the Evolución Project. La Antigua is subject to an exploration and exploitation agreement with a purchase option (the “Antigua Agreement”) dated December 3, 2006 between San Pedro Resources SA de CV (“San Pedro”, now a subsidiary of Excellon) and the owner (the “Plaintiff”) that provides, among other things, for a minimum payment of $2.5 plus value added tax per month and the payment of a 3% NSR royalty. Pursuant to the Antigua Agreement, San Pedro has the right to purchase absolute title to La Antigua including the NSR royalty upon payment of $500. San Pedro was under no contractual obligation to put the mine into production and has not done so. The Plaintiff was awarded damages of $700 in the court of first instance in Torreón, Coahuila. Both San Pedro and the Plaintiff appealed the decision to the Second District State Court in the Judicial District of Torreón. That Court confirmed the initial decision but, subsequently, pursuant to an order obtained by the Plaintiff, granted the Plaintiff an award of damages of $23,000, which in the view of management is multiple times greater than any income the applicable NSR royalty could produce even in the event of commercial production. Excellon understands from an initial electronic notice that San Pedro’s appeal of this decision to the federal courts of Mexico was dismissed on July 1, 2021. The formal written decision has not yet been released or made available for review by the Company’s legal counsel and, therefore, the details of the decision remain to be considered, including the final quantum of any award. The Company continues to believe the decision is without merit and not supported by the evidence, facts or law, however, upon receipt of the written decision, the Company will evaluate various additional alternatives regarding the matter. There is no impact to the ongoing operations of the business.

Excellon Resources Inc.

Notes to the Condensed Consolidated Financial Statements

For the three and six months ended June 30, 2021 and 2020

(in thousands of U.S. dollars, except share and per share data)

The Company has accrued an amount of $140 (December 31, 2020: $142) related to various labour disputes filed since 2010.